SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
                       October 17, 2006


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its
                           charter)


    New Jersey           1-3215              22-1024240

(State or other        Commission      (I.R.S. Employer
jurisdiction           File Number)    Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey
                           08933

           (Address of principal executive offices)
                          (zip code)


Registrant's telephone number including area code:
                       (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On October 17, 2006, Johnson & Johnson issued the attached press release announcing its sales and earnings for the third quarter ended October 1, 2006.


Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description of Exhibit

99.15     Press Release dated October 17, 2006

99.2O Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the third quarter.





                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: October 17, 2006     By: /s/ Steven M. Rosenberg
                               Steven M. Rosenberg
                               Corporate Secretary